                                                                    EXHIBIT 10.3
                                                                    ------------

                             TERMINATION AGREEMENT
                             ---------------------


          THIS TERMINATION AGREEMENT (this "Agreement") is made this 27th day of May, 1998, by and among GLOBAL IMAGING SYSTEMS, INC., a Delaware corporation (the "Company"); GOLDER, THOMA, CRESSEY, RAUNER FUND IV, LIMITED PARTNERSHIP, a Delaware limited partnership ("GTCR IV"); GOLDER, THOMA, CRESSEY, RAUNER, INC., a Delaware corporation ("GTCR Inc."), JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan life insurance company ("JNL"), GREEN MANNING & BUNCH HOLDINGS, INC., a Colorado corporation ("GMB"), THOMAS S. JOHNSON ("Johnson"), RAYMOND SCHILLING ("Schilling"), ALFRED N. VIEIRA ("Vieira"), MICHAEL MUELLER ("Mueller"), JAMES
B. CONWAY ("Conway") and WILLIAM G. KAMAREK ("Kamarek") (GTCR IV, JNL, GMB, Johnson, Schilling, Vieira Mueller, Conway and Kamarek may be referred to hereafter collectively as the "Stockholders" and individually as a "Stockholder"). Except for those defined in the recitals, capitalized terms used herein have the meanings specified in Section 9 hereof.


                                  WITNESSETH:

          WHEREAS, under the Equity Purchase Agreement by and among the Company, GTCR IV and Johnson dated as of June 9, 1994, as amended (the "Equity Purchase Agreement"), the Company has sold 47,823.99 shares of Class B Common Stock, par value $.01 per share ("Class B Common Shares"), and 1,195.60 Class B Common Shares to GTCR IV and Johnson, respectively, and sold 216,666.674 shares of Class A Common Stock, par value $.01 per share ("Class A Common Shares") and 5,416.697 Class A Common Shares to GTCR IV and Johnson, respectively.

          WHEREAS, the Company, the Stockholders and all other existing stockholders of the Company are parties to a Stockholders Agreement dated June 9, 1994, as amended (the "Stockholders Agreement"), pursuant to which the parties thereto agreed on the composition of the Company's Board of Directors, granted certain preemptive rights and placed certain restrictions on the transfer of their shares of the Company's capital stock.

          WHEREAS, under the terms of the Investor Purchase Agreement by and among the Company and JNL dated August 14, 1996, as amended (the "JNL Purchase Agreement"), the Company has sold 38,219.598 Class A Common Shares and 6,777.246 shares of Class C Common Stock, par value $.01 per share ("Class C Common Shares") to JNL.

          WHEREAS, under the terms of the Investor Purchase Agreement by and among the Company and Green Manning & Bunch Holdings, Inc. ("GMB") dated September 30, 1996, as amended (the "GMB Purchase Agreement"), the Company has sold 1,910.809 Class A Common Shares and 338.832 Class B Common Shares to GMB.

          WHEREAS, under the Executive Agreement by and between the Company, GTCR IV and Johnson dated June 9, 1994, as amended (the "Johnson Executive Agreement"), the Company has sold 4,970.592 Class B Common Shares to Johnson.

          WHEREAS, under the Johnson Executive Agreement, GTCR IV had the right to buy a certain number of Unissued Shares (as defined therein) (the "GTCR Executive Shares").

          WHEREAS, under the Executive Agreement by and between the Company, GTCR IV and Schilling dated June 9, 1994, as amended (the "Schilling Executive Agreement"), the Company has sold 1,633.98 Class B Common Shares to Schilling.

          WHEREAS, under the Executive Agreement by and between the Company, GTCR IV and Vieira dated March 31, 1997, as amended (the "Vieira Executive Agreement"), the Company has sold 1,307.18 Class B Common Shares to Vieira.

          WHEREAS, under the Executive Agreement by and between the Company, GTCR IV and Mueller dated January 1, 1995, as amended (the "Mueller Executive Agreement"), the Company has sold 1,307.18 Class B Common Shares to Mueller.

          WHEREAS, the Company and GTCR Inc. are parties to a Consulting Agreement dated as of June 9, 1994 (the "GTCR Consulting Agreement"), pursuant to which Company pays to GTCR Inc. (i) annual management fees and (ii) certain placement fees in connection with any debt or equity financing.

          WHEREAS, the Company, the Stockholders and certain other stockholders of the Company are parties to a Registration Agreement dated June 9, 1994, as amended (the "Registration Agreement"), pursuant to which the parties thereto were granted registration rights for their shares of the Company's capital stock.

          WHEREAS, the Company is in the process of preparing its Initial Public Offering, pursuant to which the Company will be able to establish a public market for its Common Stock and which is expected to benefit all of the parties hereto.

          WHEREAS, the managing underwriters of the Initial Public Offering have advised the Company that the success of the Initial Public Offering is contingent upon certain factors, including (i) the reclassification of all of the shares of Class B Common Shares into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"); (ii) the redemption of all of the outstanding Class A Common Shares in cash for the original cost and unpaid yield thereon and in shares of Common Stock in an amount equal to 10% of the outstanding shares of Common Stock prior to the Initial Public Offering (the "Class A Redemption"); (iii) the conversion of all of the outstanding Class C Common Shares into shares of Common Stock, and (iv) the relinquishment of certain rights of the Stockholders.

          WHEREAS, in connection with the Initial Public Offering, the parties hereto desire to amend, terminate or waive certain contractual rights among them and desire to enter into this Agreement to evidence same.

          WHEREAS, 339,945.071 Class A Common Shares, 72,202.712 Class B Common Shares, and 6,777.246 Class C Common Shares are issued and outstanding.

          WHEREAS, the Stockholders hold in the aggregate approximately 82% of the outstanding Class A Common Shares, 86% of the outstanding Class B Common Shares, and 100% of the outstanding Class C Common Shares.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties, intending legally to be bound hereby, agree to the following terms:



                                   SECTION 1
                           Equity Purchase Agreement
                           -------------------------

        1.1 Termination of Equity Purchase Agreement. At the Effective Time,
            ----------------------------------------
GTCR IV, Johnson and the Company hereby agree that the Equity Purchase Agreement shall be terminated in its entirety, the rights, duties, and obligations of the parties thereto shall be extinguished, and none of its provisions shall continue to have any force and effect.

        1.2 General Waiver for Equity Purchase Agreement. At the Effective Time,
            --------------------------------------------
GTCR IV, Johnson and the Company hereby agree that any and all breaches and violations of the terms of the Equity Purchase Agreement and any rights and unsatisfied obligations of any party arising thereunder, whether occurring or arising before or after the date hereof, shall be waived, including, but not limited to, the right of any "Qualified Holder" (as defined in the Equity Purchase Agreement) to consent to certain transactions described in Sections 5.D
                                                                    ------------
and 5.E of the Equity Purchase Agreement as well as the provisions of Section 9G
    ---                                                               ----------
thereof in connection with the stock split of the Common Stock.

        1.3 Consents under Equity Purchase Agreement. GTCR IV and Johnson hereby
            ----------------------------------------
consent under Section 5.D of the Equity Purchase Agreement to (i) the amendments to the Company's Amended and Restated Certificate of Incorporation as set forth on the attached Exhibit A and (ii) the Class A Redemption. GTCR IV, as defined
                ---------
as a "Qualified Holder" under the Equity Purchase Agreement, hereby consents under Section 5.E. of the Equity Purchase Agreement to (x) the issuance of shares of Common Stock in the Initial Public Offering; (y) the Class A Redemption and the conversion of Class C Common Shares and Class B Common Shares into shares of Common Stock; and (z) any other action taken or agreement executed by the Company to accomplish the Initial Public Offering.

                                   SECTION 2
                             Stockholders Agreement
                             ----------------------

        2.1 Termination of Stockholders Agreement. At the Effective Time, each
            -------------------------------------
of the Stockholders and the Company hereby agree that the Stockholders Agreement shall be terminated in its entirety, the rights, duties, and obligations of the parties thereto shall be extinguished, and none of its provisions shall continue to have any force and effect.

        2.2 General Waiver for Stockholders Agreement. At the Effective Time,
            -----------------------------------------
each of the Stockholders and the Company hereby agree that any and all breaches and violations of the terms of the Stockholders Agreement and any and all rights and unsatisfied obligations arising thereunder, whether occurring or arising before or after the date hereof, shall be waived, including, but not limited to, any requirement for consent thereunder and any right of any Stockholder to purchase stock under Section 6 thereof (with respect to the issuance of the GTCR Executive Shares or otherwise).

        2.3 Waiver and Amendment of Stockholders Agreement for Initial Public
            -----------------------------------------------------------------
Offering. The Stockholders and the Company hereby agree that the provisions of
--------
the Stockholders Agreement shall not apply to, and are hereby waived with respect to, the Company's issuance of stock in the Initial Public Offering, including without limitation, any preemptive rights with respect to any stock offered in the Initial Public Offering, and no purchasers of such stock will become parties to the Stockholders Agreement. The Stockholders and the Company further agree that Section 21 of the Stockholders Agreement is hereby deleted in its entirety, and, in connection with the Initial Public Offering, the Company shall instead make the amendments to its Amended and Restated Certificate of Incorporation set forth on the attached Exhibit A.
                                        ---------


                                   SECTION 3
                             JNL Purchase Agreement
                             ----------------------

        3.1 Termination of JNL Purchase Agreement. At the Effective Time, JNL
            -------------------------------------
and the Company each hereby agree that the JNL Purchase Agreement shall be terminated in its entirety, the rights, duties, and obligations of the parties thereto shall be extinguished, and none of its provisions shall continue to have any force and effect.

        3.2 General Waiver for JNL Purchase Agreement. At the Effective Time,
            -----------------------------------------
JNL and the Company each hereby agree that any and all breaches and violations of the terms of the JNL Purchase Agreement and any and all rights and unsatisfied obligations arising under Section 4 thereof, whether occurring or arising before or after the date hereof, shall be waived, including, but not limited to, any requirement for the consent of JNL (as defined therein as a "Qualified Holder") for the issuance of equity securities of the Company.

        3.3 Consents under JNL Purchase Agreement. JNL, as defined as a
            -------------------------------------
"Qualified Holder" under the JNL Purchase Agreement, hereby consents under Sections 4.C and 4.D thereof to (i) the amendments to the Company's Amended and
Restated Certificate of Incorporation as set forth on the attached Exhibit A;
                                                                   ---------
(ii) the issuance of shares of Common Stock in the Initial Public Offering;
(iii) the Class A Redemption and the conversion of Class C Common Shares into shares of Common Stock, insofar as the redemption and/or conversion may constitute the payment of dividends or the making of a distribution on the Company's equity securities or a recapitalization; and (iv) any other action taken or agreement executed by the Company to accomplish the Initial Public Offering.


                                   SECTION 4
                             GMB Purchase Agreement
                             ----------------------

        4.1 Termination of GMB Purchase Agreement. At the Effective Time, GMB
            -------------------------------------
and the Company hereby agree that the GMB Purchase Agreement shall be terminated in its entirety, the rights, duties, and obligations of the parties thereto shall be extinguished, and none of its provisions shall continue to have any force and effect.

        4.2 General Waiver for GMB Purchase Agreement. At the Effective Time,
            -----------------------------------------
GMB and the Company hereby agree that any and all breaches and violations of the terms of the GMB Purchase Agreement and any and all rights and unsatisfied obligations arising under Section 4 thereof, whether occurring or arising before or after the date hereof, shall be waived, including, but not limited to, any requirement for the consent of GMB to any action.

        4.3 Consents under GMB Purchase Agreement. GMB, as defined as a
            -------------------------------------
"Qualified Holder" under the GMB Purchase Agreement, hereby consents under Sections 4.C thereof to (i) the amendments to the Company's Amended and Restated Certificate of Incorporation as set forth on the attached Exhibit A; (ii) the
                                                          ---------
Class A Redemption, insofar as it may constitute the payment of dividends or the making of a distribution on the Company's equity securities; and (iii) any other action taken or agreement executed by the Company to accomplish the Initial Public Offering.


                                   SECTION 5
                              Executive Agreements
                              --------------------

        5.1 Amendment and General Waiver of Johnson Executive Agreement.
            -----------------------------------------------------------
Johnson, GTCR IV and the Company hereby agree that Sections 1.5 and 2.4(e) are hereby deleted from the Johnson Executive Agreement and shall have no further force and effect. At the Effective Time, any and all breaches and violations of the terms of the Johnson Executive Agreement arising before the Effective Time shall be waived.

        5.2 General Waiver of Schilling Executive Agreement. At the Effective
            -----------------------------------------------
Time, Schilling, GTCR IV and the Company hereby agree that Section 2.4(b) is hereby deleted from the Schilling Executive Agreement and shall have no further force and effect. At the Effective Time, any and all breaches and violations of the terms of the Schilling Executive Agreement arising before the Effective Time shall be waived.

        5.3 General Waiver of Vieira Executive Agreement. At the Effective Time,
            --------------------------------------------
Vieira, GTCR IV and the Company hereby agree that Section 2.4(b) is hereby deleted from the Vieira Executive Agreement and shall have no further force and effect. At the Effective Time, any and all breaches and violations of the terms of the Vieira Executive Agreement arising before the Effective Time shall be waived.

        5.4 General Waiver of Mueller Executive Agreement. At the Effective
            ---------------------------------------------
Time, Mueller, GTCR IV and the Company hereby agree that Section 2.4(b) is hereby deleted from the Mueller Executive Agreement and shall have no further force and effect. At the Effective Time, any and all breaches and violations of the terms of the Mueller Executive Agreement, arising before the Effective Time shall be waived.


                                   SECTION 6
                           GTCR Consulting Agreement
                           -------------------------

        6.1 Termination of GTCR Consulting Agreement. At the Effective Time,
            ----------------------------------------
GTCR Inc. and the Company hereby agree that the GTCR Consulting Agreement shall be terminated in its entirety, the rights, duties, and obligations of the parties thereto shall be extinguished, and none of its provisions shall continue to have any force and effect.

        6.2 General Waiver for GTCR Consulting Agreement. At the Effective Time,
            --------------------------------------------
GTCR Inc. and the Company each agree that any and all breaches and violations of the terms of the GTCR Consulting Agreement and any and all rights and unsatisfied obligations arising thereunder, whether occurring or arising before or after the date hereof, shall be waived, including, but not limited to, the right of GTCR Inc. to receive any management fees or placement fees under Sections 2 and 3 thereof, respectively.

        6.3 Specific Waiver for GTCR Consulting Agreement for Initial Public
            ----------------------------------------------------------------
Offering. GTCR Inc. agrees that the Company shall not have to pay GTCR Inc. any
--------
placement fee (of 1% or otherwise) under Section 3 of the GTCR Consulting Agreement with respect to any funds raised in the Initial Public Offering.

        6.4 Management Fees. Notwithstanding the foregoing provisions of this
            ---------------
Section 6, GTCR Inc. and the Company hereby agree that the Company shall pay GTCR Inc. (a) a pro rata portion of the 1998 management fee of $200,000 under
Section 4 of the GTCR Consulting Agreement for the period beginning on January 1, 1998 and ending on the date of the Offering Closing, and (b) $200,000 for the management fee due for the calendar year of 1997.

                                   SECTION 7
                             Registration Agreement
                             ----------------------

        7.1 Waivers and Consents for Registration Agreement. Except for the
            -----------------------------------------------
limited right to participate in the Initial Public Offering pursuant to the Notice set forth in Exhibit B hereto (the "IPO Piggyback Right"), the
                    ---------
Stockholders hereby waive (i) any rights of any holder of registerable securities pursuant to the Registration Agreement to participate in the Initial Public Offering and (ii) any noncompliance by the Company with the provisions of
Section 2 of the Registration Agreement in connection with the IPO Piggyback Right, including the right to select the underwriters of the Initial Public Offering; provided, however, that such waiver shall not prejudice or limit the future rights of any Stockholders under the Registration Agreement after the consummation of the Initial Public Offering.


                                   SECTION 8
            Lock-Up Agreements; Corporate Governance Matters; Waiver
            --------------------------------------------------------

        8.1 Execution of Underwriter Lock-up Agreement. Each of the Stockholders
            ------------------------------------------
shall, before the Effective Time, execute a lock-up agreement in the form attached as Exhibit C for the benefit of the Underwriters if required by the
            ---------
Underwriters for the Initial Public Offering.

        8.2 Approval of Corporate Governance Matters. Each of the Stockholders
            ----------------------------------------
having voting rights shall, before the Effective Time, approve the matters set forth in the attached Exhibit D to be voted on by the Company's stockholders.
                      ---------

        8.3 General Waiver. As of the Effective Time, and except as otherwise
            --------------
provided herein, each of the Company and the Stockholders hereby waives any and all rights and claims, if any, that it may have now or later under the Equity Purchase Agreement, the Stockholders Agreement, the JNL Purchase Agreement, the GMB Purchase Agreement, and the GTCR Consulting Agreement and also hereby waives any right between the date hereof and the Effective Time to receive notice pursuant to the terms of any of these same agreements.


                                   SECTION 9
                                  Definitions
                                  -----------

        9.1 Definitions. For purposes of this Agreement, the following terms
            -----------
shall have the meanings set forth below:

          "Effective Time" shall mean the time at which the Registration Statement is declared effective by the Securities and Exchange Commission.

          "Initial Public Offering" means the Company's first public offering of Common Stock that is effected pursuant to a registration statement on Form S-1 filed with and declared effective by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, and pursuant to which (i) the Company receives gross proceeds of at least $10,000,000 and (ii) following the closing of such public offering, the Common Stock is traded on a national securities exchange, the NASDAQ National Market System or any registered inter-dealer quotation system involving at least three registered market-makers.

          "Offering Closing" means the closing of the Initial Public Offering.

          "Registration Statement" means the Company's registration statement on Form S-1 filed with the SEC in order to accomplish the Initial Public Offering.

          "Underwriters" shall mean Prudential Securities Incorporated, Salomon Smith Barney, William Blair & Company, Raymond James & Associates, Inc., and any other institutions who enter into an underwriting agreement with the Company with respect to the Initial Public Offering.



                                   SECTION 10
                                 Miscellaneous
                                 -------------

        10.1 Termination. This Agreement may be terminated (i) in a writing
             -----------
signed by all parties hereto at any time prior to the Effective Time; (ii) by the written election of either the Company or any Stockholder if the Effective Time is not prior to June 30, 1998, and if the electing party is not in default of any of the provisions of this Agreement; or (iii) by the written election of any Stockholder if the Offering Closing has not occurred within 60 days of the Effective Time. In the event of the termination and abandonment of this Agreement, each party hereto (and its respective agents, directors or officers, where appropriate) shall not have any liability or further obligation to any other party hereto, except that nothing herein shall relieve any party from liability for any willful breach of this Agreement. In the event that the Offering Closing does not occur within fifteen (15) business days after the Effective Time, this Agreement shall be terminated, and the Equity Purchase Agreement, the Stockholders Agreement, the JNL Purchase Agreement, the GMB Purchase Agreement, and the GTCR Consulting Agreement shall be reinstated into full force and effect as if they had never been terminated at the Effective Time pursuant to Sections 1.1, 2.1, 3.1, 4.1, and 6.1 hereof.

        10.2 Remedies. Any Person having any rights under any provision of this
             --------
Agreement shall be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

        10.3 Amendment and Waiver. Any amendment, modification, supplement, or
             --------------------
waiver of a provision of this Agreement shall be in a written document and shall be effective only against parties executing the written document. The failure of any party to enforce any provision of this Agreement shall not be a waiver of the provision and shall not affect the right of the party thereafter to enforce each and every provision of this Agreement.

        10.4 Additional Documents. Each party hereto shall cooperate, shall take
             --------------------
such further action and shall execute and deliver any further documents, certificates and instruments that any other party reasonably requests in order to carry out the provisions and purposes of this Agreement.

        10.5 Successors and Assigns. Except as otherwise expressly provided
             ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.

        10.6 Severability. Whenever possible, each provision of this Agreement
             ------------
shall have the interpretation necessary to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, the provision shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of this Agreement.

        10.7 Counterparts; Facsimile Transmission. This Agreement may be
             ------------------------------------
executed in two or more counterparts, any one of which may contain only one signature, and all the counterparts taken together shall constitute a single agreement. This Agreement may also be executed and delivered by facsimile transmission.

        10.8 Governing Law. THIS AGREEMENT AND ITS EXHIBITS SHALL BE GOVERNED BY
             -------------
THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have each executed this Agreement as of the date first set forth above.


                            GLOBAL IMAGING SYSTEMS, INC.



                            By:  /s/ Thomas S. Johnson
                                 ---------------------
                                Thomas S. Johnson
                                President and Chief Executive Officer


                            GOLDER, THOMA, CRESSEY, RAUNER, INC.



                            By:  /s/ Carl D. Thoma
                                 -----------------
                                Name:    Carl D. Thoma
                                       ---------------
                                Title:    Authorized Officer
                                        --------------------

                            STOCKHOLDERS:

                            GOLDER, THOMA, CRESSEY, RAUNER, FUND IV LIMITED PARTNERSHIP

                            By:  GTCR IV, L.P.
                            Its:  General Partner

                            By:  Golder, Thoma, Cressey, Rauner Inc.
                            Its:  General Partner


                                By:  /s/ Carl D. Thoma
                                     -----------------
                                     Carl D. Thoma
                                     Authorized Officer

                            JACKSON NATIONAL LIFE INSURANCE COMPANY



                            By:  /s/ Bruce D. Gorchow
                                 --------------------
                                Name:  Bruce D. Gorchow
                                       ----------------
                                Title:  Managing Director
                                        -----------------

                            GREEN MANNING & BUNCH HOLDINGS, INC.



                            By:  /s/ James T. Bunch
                                 ------------------
                                Name:  James T. Bunch
                                       --------------
                                Title:  Vice President
                                        --------------



                            /s/ Thomas S. Johnson
                            ---------------------
                            Thomas S. Johnson



                            /s/ Raymond Schilling
                            ---------------------
                            Raymond Schilling



                            /s/ Alfred N. Vieira
                            --------------------
                            Alfred N. Vieira



                            /s/ Michael Mueller
                            -------------------
                            Michael Mueller



                            /s/ James B. Conway
                            -------------------
                            James B. Conway



                            /s/ William G. Kamarek
                            ----------------------
                            William G. Kamarek